ING EQUITY TRUST

ING Mid Cap Value Fund

(“Fund”)

Supplement dated October 14, 2011

to the Fund’s Class I

Statement of Additional Information (“SAI”)

dated September 30, 2011

On October 13, 2011, the Board of Trustees of ING Equity Trust approved a change to the Fund’s sub-advisory fee rate payable to RBC Global Asset Management (U.S.), Inc. (“RBC GAM (US)”).

Effective October 14, 2011 the information relating to the Fund in the table of the section entitled “Sub-Advisory Fees” found on page 97 of the SAI is deleted and replaced with the following:

Fund	Annual Sub-Advisory Fee
Mid Cap Value	RBC GAM (US) 0.425% on the first $100 million; 0.40% on the next $200 million; and 0.35% in excess of $300 million Wellington Management 0.45% on all assets

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE